JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

Supplement dated October 5, 2020 to PROSPECTUSES dated April 27, 2020

Offer for Contract Owners of Income Plus for Life Series Riders

This Supplement applies to VENTURE® VARIABLE ANNUITY, VENTURE III® VARIABLE ANNUITY, VENTURE VISION® VARIABLE ANNUITY, VENTURE VANTAGE® VARIABLE ANNUITY, VENTURE® 4 VARIABLE ANNUITY, VENTURE® 4 SERIES VARIABLE ANNUITY and VENTURE® 7 SERIES VARIABLE ANNUITY Contracts and all versions therein (each a “Contract” and together the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock”, the “Company” or “we”). It supplements the prospectus dated April 27, 2020 for the Contract you purchased (the “Annuity Prospectus”).

You should read this Supplement together with the Annuity Prospectus and retain all documents for future reference. We define certain terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the Annuity Prospectus. If you would like a copy of the Annuity Prospectus please contact our Annuities Service Center at 1-800-528-0198 to request a free copy or log in to your online account to view the Annuity Prospectus. If you do not have an online account, you can create one at www.jhannuities.com.

PURPOSE OF THIS SUPPLEMENT

This Supplement announces a limited time offer (the “Offer”) available on or after November 13, 2020, for 90 days from the date of your Offer Letter,1 and only to Contract Owners who elected one of the following Income Plus For Life Series Riders (an “IPFL Rider” or “IPFL Series Riders”2):

●	Income Plus For Life 12.08

●	Income Plus For Life – Joint Life 12.08

●	Income Plus For Life 5.09

●	Income Plus For Life - Joint Life 5.09

●	Income Plus For Life 1.11

●	Income Plus For Life – Joint Life 1.11

●	Income Plus For Life 6.11

●	Income Plus For Life – Joint Life 6.11

●	Income Plus For (Annual Step-Up Review)

●	Income Plus For Life – Joint Life (Annual Step-Up Review)

●	Income Plus For Life (Quarterly Step-Up Review)

●	Income Plus For Life – Joint Life (Quarterly Step-Up Review)

The Offer provides you with an opportunity to terminate your IPFL Rider and its charge, which your Contract does not currently permit you to do. This Supplement contains important information that you should carefully read and consider before accepting the Offer. Accepting the Offer requires you to give up guaranteed benefits, including certain guaranteed death benefits, all or any of which may continue to be valuable to you.

An ”Offer Letter” and offer acceptance form are included with this Supplement. The Offer Letter indicates the deadline by which you can accept the Offer. You are not required to accept the Offer, and if you do not accept the Offer, your Contract and the guaranteed benefits will continue unchanged.

1 Subject to state approval.

2 The IPFL Series Riders are described in more detail in Schedule A to this Supplement and in your Annuity Prospectus.

WHO IS ELIGIBLE FOR THE OFFER?

The Offer applies to any Eligible Contract Owner. You are an “Eligible Contract Owner” if your Contract meets ALL of the following qualifications as of the date you accept the Offer:

●	your Contract has an IPFL Rider;

●	your Contract does not have the Guaranteed Earnings Multiplier Death Benefit Rider;

●	your Contract has not been annuitized;

●	your IPFL Rider has not entered the settlement phase;

●	your Contract has no death benefit claim pending;

●	your Contract Value is greater than $0; and

●	your state has approved the form of the endorsement incorporating the terms of the Offer.

Any Contract Owner who surrendered their Contract on or before the date of this Offer is not eligible.

In this Supplement, we also refer to Eligible Contract Owners (and Co-Owners, if applicable) as “you” or “your.”

WHAT IS THE OFFER?

Subject to certain terms and conditions, we are offering Eligible Contract Owners the opportunity to voluntarily terminate their IPFL Rider and keep their Contract in force. Prior to this Offer, Contract Owners were not permitted to terminate the IPFL Rider and keep their Contract in force.

Eligible Contract Owners who accept the Offer may receive a payment of an “Enhancement Amount” added to their Contract Value. We describe the Enhancement Amount below.

Accepting the Offer will result in the termination of the IPFL Rider.

Accepting the Offer will also result in the termination of any Guaranteed Death Benefit(s) under your Contract, which includes one or more of the following death benefits (the “Guaranteed Death Benefits”):

●	Standard Death Benefit, which is included under the Contract for no additional charge;
●	Annual Step-Up Death Benefit (“ASDB”), which may have been included under the Contract for no additional charge or was elected at issue for an additional charge depending on the Contract Date.

Upon accepting the Offer, the charges for the IPFL Rider and ASDB will no longer be deducted from your Contract Value. All Eligible Contract Owners, whether they are eligible for an Enhancement Amount payment or not, may accept the Offer and terminate their IPFL Rider and ASDB and discontinue their charges. All other applicable charges will remain unchanged.

Upon accepting the Offer, any applicable Guaranteed Death Benefit charge will also terminate. The new Guaranteed Death Benefit under your Contract will be your Contract Value, less any debt, on the date we receive written notice and “proof of death,” as well as all required claims forms in Good Order from all Beneficiaries, at our Annuities Service Center. The Standard Death Benefit, which varies depending on when you purchased your Contract,1 and the ASDB will not be available. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit. These IPFL Rider and Guaranteed Death Benefits are summarized in the attached Schedule A.

Upon acceptance of this Offer, in addition to all Rider charges being terminated, your Contract will no longer be subject to:

●	restrictions on Additional Purchase Payments under your Contract[2];

●	restrictions on available Investment Options[3]; and

●	surrender or withdrawal charges, including on any Enhancement Amount and Additional Purchase Payments except for Venture Vantage Contracts[4].
[1]

For the Pre-2006 Venture Contracts, the Standard Death Benefit is the greatest of the total Purchase Payments less withdrawals, the greatest Anniversary Value prior to age 81, and Contract Value. For the Post-2006 Venture, Venture III, Venture Vision, Venture Vantage, Venture 4, Venture 4 Series and Venture 7 Series Contracts, the Standard Death Benefit is the greater of the total Purchase Payments less withdrawals and Contract Value.

[2]

Whether you accept the Offer or not, your Contract requires prior approval of Additional Purchase Payments if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

[3]

Whether you accept the Offer or not, the Money Market Investment Option and the Investment Options managed by BlackRock Variable Series Funds, Inc., and PIMCO Variable Insurance Trust will continue to be closed to new investments by all Contract Owners.

[4]	Venture Vantage remains subject to surrender and withdrawal charges, including Additional Purchase Payments, but excluding on any Enhancement Value.

Upon acceptance of this Offer, your Contract will still be subject to continuing Contract charges and fees as set forth in your Annuity Prospectus. Upon acceptance of the Offer, IPFL Riders with the Portfolio Stabilization Process™ (“PSP”) will no longer include this feature (see Schedule A for more details on PSP).

If you accept this Offer, we will send you an endorsement to your Contract to keep with your Contract records. You will also receive a confirmation statement that reflects the Contract Value any applicable Enhancement Amount. The Offer may vary for certain Contracts and in certain states and may not be available for all Contracts, in all states, at all times.

We reserve the right to modify, suspend, or withdraw the Offer, in whole or in part, including the Enhancement Amount, at any time prior to receiving your acceptance in Good Order. We will provide a notice of such a withdrawal or change via a Prospectus Supplement filed with the SEC and mailed to you and posted on our website at www.jhannuities.com/GMWB. The Company may also shorten or extend the Offer Period in its sole discretion prior to receiving your acceptance in Good Order. If we receive your acceptance of the Offer in Good Order prior to notice of such a withdrawal or change, we will honor your acceptance as submitted. In the future, we may make new, additional, or modified offers with different terms that may be more or less favorable than the terms described herein. We reserve the right to reject any request to accept the Offer if it is not received in Good Order or you have not met the terms and conditions of the Offer.

Good Order is defined in the Annuity Prospectus as the standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

HOW IS THE ENHANCEMENT AMOUNT CALCULATED?

We will determine the Enhancement Amount, if any, that we will add to your Contract Value upon your acceptance of the Offer. The determination of the Enhancement Amount takes into account items such as:

●	the Contract reserves we are holding for the IPFL Rider and any applicable Guaranteed Death Benefit(s);

●	the Owner/Annuitant’s life expectancy (based on sex and age, except where prohibited by law);

●	the current and projected Contract Value;

●	the current and projected IPFL Rider benefit and applicable death benefit; and

●	the current and projected IPFL Rider fee and applicable death benefit fee.

If the Enhancement Amount we calculate is greater than $0, we will credit you the greater of:

●	your full Enhancement Amount; or

●	$100.

It is important to note that the Enhancement Amount we calculate for your Contract could be $0 or even negative. If the Enhancement Amount we calculate is $0 or negative, your Enhancement Amount will be $0.

We will allocate the Enhancement Amount among your Investment Options in accordance with your allocation instructions on file with us.

Your Enhancement Amount is specified in the Offer Letter. While we expect the Enhancement Amount indicated in the Offer Letter to stay the same throughout the Offer Period, under extreme market conditions we may withdraw the Offer, or change the Enhancement Amount, at any time prior to acceptance in Good Order, by providing a notice of such a withdrawal or change via a Prospectus Supplement filed with the SEC and mailed to you and posted on our website at www.jhannuities.com/GMWB. If we receive your acceptance of the Offer in Good Order prior to notice of such a withdrawal or change, we will honor your acceptance as submitted.

WHY IS JOHN HANCOCK MAKING THIS OFFER?

We believe that this Offer may be mutually beneficial to us and Eligible Contract Owners who no longer need or want the guarantees provided by the IPFL Rider or any applicable Guaranteed Death Benefit.

John Hancock would receive a financial benefit because making the Offer and payment of any Enhancement Amounts may be less costly to us than continuing to guarantee the benefits, given past and ongoing economic conditions. Given the market uncertainties regarding these types of products, we are required to hold conservative levels of capital, and being released from these guarantees will allow us to reallocate this capital.

If you accept this Offer, you will benefit from: (i) a potential increase in your Contract Value; (ii) your Investment Options1 and Purchase Payments no longer being restricted2 ; (iii) the ability to surrender your Contract or take partial withdrawals, now or in the future, without having to pay any withdrawal charges including on any Enhancement Amounts or Additional Purchase Payments, except Venture Vantage3; and (iv) your applicable Rider charges stopping.

[1]

Whether you accept the Offer or not, the Money Market Investment Option and the Investment Options managed by BlackRock Variable Series Funds, Inc., and PIMCO Variable Insurance Trust will continue to be closed to new investments by all Contract Owners.

[2]

Your Contract requires prior approval of Additional Purchase Payments if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

[3]	Venture Vantage is still subject to surrender and withdrawal charges, including on any Additional Purchase Payments but not on any Enhancement Amount upon acceptance of this Offer.

You should carefully read this Supplement before making your decision regarding this Offer. This Offer asks you to give up the IPFL Rider and your Guaranteed Death Benefit(s), which may still be valuable to you, and you may or may not receive an Enhancement Amount payment to your Contract. Please consult with your own financial, tax and/or legal professional to understand the consequences of accepting this Offer. You should accept the Offer only when you determine, based on all the facts and circumstances, that it is better for you to accept the Offer rather than continue to keep the IPFL Rider along with the Guaranteed Death Benefit(s).

We cannot and are not recommending whether you should accept the Offer.

AM I REQUIRED TO ACCEPT THIS OFFER?

No, this Offer is voluntary. You are not required to accept this Offer or take any action under your Contract. If you do nothing, we will consider you to have rejected the Offer. Your Contract, IPFL Rider and any Guaranteed Death Benefit(s) you have will continue under the same terms.

HOW DO I ACCEPT THE OFFER?

The Offer, along with the Enhancement Amount stated in your Offer Letter, is available for the duration of the Offer Period unless we withdraw the Offer or change the Enhancement Amount prior to your acceptance by providing a notice of such a withdrawal or change on our website at www.jhannuities.com/GMWB. If you would like to accept this Offer, you may do so in a number of ways:

●

Online - by logging into your account at www.jhannuities.com or if you do not have an online account, you may go to our website at www.jhannuities.com/GMWB to fill out, sign and submit your acceptance form online.

●	Telephone - call us at 1-844-235-0157 to submit your acceptance via telephone using voice authorization.

●	Fax – send your properly completed and signed acceptance form via fax to 617-663-3160.

●	Mail – send your properly completed and signed acceptance form via mail to our Administrative Office at the following address: PO Box 55444, Boston, MA 02205-5444.

We will allocate the Enhancement Amount among your Investment Options in accordance with your allocation instructions on file with us.

This Offer is available for a limited time (the “Offer Period”). You should refer to your Offer Letter for the specific Offer Period in your state. You can only accept this Offer in its entirety. If we do not receive your acceptance in Good Order before the Offer Period expires, we will consider you to have rejected the Offer. If you accept this Offer, your IPFL Rider and any Guaranteed Death Benefit(s) you have under the Contract will terminate and have no further value, force or effect.

Once you have accepted the Offer, your acceptance cannot be rescinded. We will not reinstate your IPFL Rider and/or applicable Guaranteed Death Benefit(s) at a later date.

The Company may modify, suspend, or withdraw the Offer, in whole or in part, including the Enhancement Amount, at any time prior to receiving your acceptance in Good Order by providing a notice of such a withdrawal or change via a Prospectus Supplement filed with the SEC and mailed to you and posted on our website at www.jhannuities.com/GMWB. If we receive your acceptance of the Offer in Good Order prior to notice of such a withdrawal or change, we will honor your acceptance as submitted. The Company may also shorten or extend the Offer Period in its sole discretion. In the future, we may make new, additional, or modified offers with different terms that may be more or less favorable than the terms described herein. We reserve the right to reject any request to accept the Offer if it is not received in Good Order or if you have not met the terms and conditions of the Offer.

WHAT FACTORS SHOULD I CONSIDER BEFORE ACCEPTING THIS OFFER?

Prior to accepting the Offer, you should understand that you are giving up your IPFL Rider and any Guaranteed Death Benefit(s) you have under the Contract.

Please see Schedule A for more information on the IPFL Series Riders and the Guaranteed Death Benefit(s). You may wish to discuss this Offer with your financial representative, any other advisers, any co-Owners and your named beneficiaries to determine if this Offer is appropriate for your particular circumstances and needs. The Company is not making a recommendation for you to accept or decline the Offer. This Offer may not be appropriate for all Contract Owners and may not be in your best interest based on your personal circumstances.

Once you have accepted the Offer, your acceptance cannot be rescinded. We will not reinstate your IPFL Rider and/or applicable Guaranteed Death Benefit(s) at a later date.

Some additional factors you may wish to consider:

●

Whether your personal situation has changed since the time you made your original decision to purchase the IPFL Rider (and any Guaranteed Death Benefit, if applicable), and, if so, whether the IPFL Rider and the Guaranteed Death Benefit(s) under the Contract continue to be important to you. You should know that the guaranteed benefits you are required to give up if you accept the Offer may not be available with the same features and at the same charge, if applicable, in a replacement contract, and we no longer offer them for sale.

●	Whether you believe you are likely to live long enough to enjoy the withdrawal benefit provided by the IPFL Rider(s) given your current state of health.

●	Whether you believe the IPFL Rider and, if applicable, any additional Guaranteed Death Benefit(s) you have under the Contract are more valuable than this Offer.

●

In light of recent market volatility, and the ongoing economic impact related to the recent world health crisis, we recommend that you consult with your financial representative to determine whether this Offer may be right for you, or whether retaining the guarantees under your IPFL Rider may still be your best option.

●	Whether accepting this Offer will have a negative tax impact. You should consult with your tax professional to consider whether accepting this Offer will have any adverse tax consequences.

●	Whether it is important for you to leave your beneficiaries a guaranteed minimum death benefit from your Contract.

●	Whether your Contract Value after accepting this Offer would be more or less than your current Guaranteed Death Benefit(s).

●

While we will not pay your financial professional compensation that is contingent upon you accepting the Offer, your financial professional’s compensation could still increase if you accept this Offer. This is because your financial professional may be compensated based on the assets attributable to your Contract, and your Contract Value will immediately increase by any Enhancement Amount. This means your financial professional’s compensation might increase based on your higher Contract Value.

●	The possibility for increases in current Rider Fee charges.

●	If your IPFL Rider includes the Portfolio Stabilization Process™ (“PSP”), accepting the Offer will cancel this feature (see Schedule A for more details on PSP).

This Offer may be beneficial for some but not for others. See sample profiles below, which are not recommendations. We cannot give you any investment advice, and we cannot recommend whether you should accept this Offer.

Sample profile of someone who might choose to accept the Offer:

Jan and Paul are in their 70s and enjoying retirement. They are fortunate enough to have a pension which provides a stable payment stream. The Contract’s Account Value has performed quite well, and they have determined that they should be financially secure for the remainder of their lifetimes. They don’t believe they will be utilizing the income provided by the IPFL Rider, and they are not concerned about leaving a Guaranteed Death Benefit for their beneficiaries. As such, they wish to accept the Offer in order to terminate the Rider fees that are deducted each year from their Contract Value. They are also interested in adding more money into their variable annuity since that restriction is also lifted upon accepting the Offer.

Sample profile of someone who might choose not to accept the Offer:

At 61, Beverly has recently retired, but still has a mortgage payment and some other recurring expenses. Beverly enjoys the peace of mind the IPFL Rider provides, particularly in a down market cycle, since she doesn’t have a significant 401K balance. She is not interested in adding additional money to her Contract or obtaining a wider fund selection. She will choose to not accept the Offer, as she understands that keeping her IPFL Rider may provide sustainable income later in life and paying the Rider fees is still worth the protection.

DOES ACCEPTING THIS OFFER IMPACT MY AUTOMATIC PAYMENT PLANS?

If you are enrolled in the Income Plan or Income Made Easy program, your enrollment will terminate if you accept this Offer. Systematic withdrawals and payments under the automatic required minimum distribution service will not be affected if you accept this Offer. If you wish to re-enroll in the Income Plan or Income Made Easy program, contact our Annuities Service Center at 1-800-528-0198.

If you are currently enrolled in the Dollar Cost Averaging or Asset Rebalancing Programs, accepting this Offer will not affect those Programs.

WHAT ARE THE TAX CONSIDERATIONS?

For tax purposes, we treat the Enhancement Amount added to the Contract Value as additional earnings credited to the Contract and not as a contribution. As with other Contract earnings, federal income tax on any Enhancement Amount will be deferred until it is distributed from the Contract or you assign or pledge an interest in your Contract. Please consult the Prospectus for a general discussion of the tax consequences when Contract earnings are received or deemed received on surrenders, withdrawals, assignments, transfers, death benefits or annuity payments.

However, a nonqualified Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify for tax deferral. Any earnings, including the Enhancement Amount, would constitute ordinary taxable income to such an Owner in the year credited to the Contract. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity that holds the Contract as an agent for a natural person. This exception does not include any employer who is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

If your Contract is an IRA or other qualified Contract and you are taking required minimum distributions (“RMD”), accepting the Offer will alter the method of calculating the Contract’s RMD for future years. In general, an RMD is calculated using the Contract’s prior year end account value and actuarial present value of other benefits (such as the IPFL Rider and any Guaranteed Death Benefits) provided under the Contract. Where a Contract provides no such other benefits, the base for calculating its RMD is the account value as of the prior year end.

If you have Pre-Authorized Withdrawals under the Life Expectancy Distribution Program where you receive withdrawals as part of a series of substantially equal periodic payments (“SEPP”) intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv), please see Schedule B for more information on the potential tax consequences. Reminder: Under the federal CARES Act, the obligation to take any required minimum distribution is waived for 2020.

This information is not intended to serve as, and does not constitute, tax advice or a complete list of all the things that you may want or need to consider in deciding whether to accept the Offer. Please consult with your own financial, tax and/or legal professional to understand the consequences of accepting the Offer.

You should retain this Supplement for future reference.

Supplement dated October 5, 2020

10/20: VAPS63	333-70728 Venture

333-71072 Venture Vantage

333-70850 Venture III

333-71074 Venture Vision

333-172473 Venture 4 Series

333-172476 Venture 7 Series

333-162245 Venture 4

SCHEDULE A – INCOME PLUS FOR LIFE SERIES RIDERS AND GUARANTEED DEATH BENEFITS

IPFL SERIES RIDERS	AVAILABLE WITH THE FOLLOWING VARIABLE ANNUITY CONTRACTS

Income Plus For Life (Annual Step-Up Review)

Income Plus For Life - Joint Life (Annual Step-Up Review)

Income Plus For Life (Quarterly Step-Up Review)

Income Plus For Life - Joint Life (Quarterly Step-Up Review)

Income Plus For Life 12.08

Income Plus For Life - Joint Life 12.08

Income Plus For Life 5.09

Income Plus For Life - Joint Life 5.09

Income Plus For Life 1.11

Income Plus For Life - Joint Life 1.11

Income Plus For Life 6.11

Income Plus For Life - Joint Life 6.11

Venture Venture III Venture 4 Venture Vantage Venture Vision Venture 4 Series Venture 7 Series

The Income Plus For Life® Series optional benefit Riders may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. The percentage we guarantee is based on your Benefit Base (sometimes referred to as a “Guaranteed Withdrawal Balance” or “GWB”) which is initially the same amount as your Purchase Payment and will further increase with additional Purchase Payments, Step-Ups and Annual Credits.

We increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. We reduce guaranteed minimum amounts for future withdrawals if you take certain withdrawals or “Excess Withdrawals” – that is, withdrawals that exceed certain limits under the Rider.

The IPFL Series Riders provide Step-Ups. The Step-Up feature automatically increases the GWB to equal the Contract Value if it exceeds the current GWB. This feature is available on Contract Anniversaries every year up to age 95. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. The Credit is equal to the applicable Credit Rate multiplied by the total Purchase Payments that have been applied to the Benefit Base. If the Benefit Base has been increased by a Step-Up or decreased as a result of an Excess Withdrawal, the Credit will equal the applicable Credit Rate multiplied by the sum of (a) the Benefit Base immediately following the most recent Step-Up or decrease and (b) the total Additional Purchase Payments applied to the Benefit Base since that Step-Up or decrease.

The IPFL Series Riders also provide our guarantee that a Lifetime Income Amount (“LIA”) will be available for withdrawal each Contract Year which begins on a Lifetime Income Date (and continues during the Settlement Phase, if applicable) subject to certain restrictions as outlined in your Annuity Prospectus. The LIA defines an amount the Covered Person can withdraw per year for life, regardless of the remaining Contract Value or GWB. The LIA is calculated on the Contract anniversary after the Covered Person achieves a specified age.

The following table highlights features of the IPFL Series Riders, which will be terminated if you accept the Offer. It also highlights the features of the various Guaranteed Death Benefits available under the Contract. Your Guaranteed Death Benefit(s) will also be terminated if you accept the Offer. The table also highlights certain other features of your Contract in relation to accepting the Offer. Where there are differences among the Contracts, we note them. Please refer to your Annuity Prospectus and your Contract for more information.

	YOUR CONTRACT PRIOR TO ACCEPTING THE OFFER	YOUR CONTRACT AFTER ACCEPTING THE OFFER
Annual Contract Fee	Venture: $30 Venture Vision: $30 Venture Vantage: $40 Venture III: $30 Venture 4: $30 Venture 4 Series: $50 Venture 7 Series: $50	Same - Your Annual Contract Fee will not change. It will remain the same before and after you accept the Offer.
Maximum withdrawal charge	0% to 8%	0% for all except Venture Vantage. Venture Vantage will remain with the same withdrawal charge schedule of 0% to 8%.
Number of Investment Options

Venture: 10

Venture Vision: 10

Venture Vantage: 10

Venture III: 10

Venture 4: 10

Venture 4 Series: 6

Venture 7 Series: 6

The Money Market Investment Option and the Investment Options managed by BlackRock Variable Series Funds, Inc., and PIMCO Variable Insurance Trust will continue to be closed to new investments for all Contracts.

Venture: 51

Venture Vision: 51

Venture Vantage: 51

Venture III: 51

Venture 4: 11

Venture 4 Series: 11

Venture 7 Series: 11

The Money Market Investment Option and the Investment Options managed by BlackRock Variable Series Funds, Inc., and PIMCO Variable Insurance Trust will continue to be closed to new investments for all Contracts, including Contracts that accept the Offer.

Asset-Based Charges (includes: Administration, Distribution, and Mortality and Expense Risks Fees)

Venture: 1.0% for Contracts issued after May 2006 (1.2% for Contracts with ASDB) and 1.40% for Contracts issued prior to May 2006

Venture Vision: 1.65% for Contracts issued before February 12, 2007 and- 1.70% for Contracts issued after February 12, 2007

Venture Vantage: 1.55%

Venture III: 1.65%

Venture 4: 1.65%

Venture 4 Series: 1.70%

Venture 7 Series: 1.15%

Same - Your Asset Based Charges will not change. They will remain the same before and after you accept the Offer.

	YOUR CONTRACT PRIOR TO ACCEPTING THE OFFER	YOUR CONTRACT AFTER ACCEPTING THE OFFER
Standard Death Benefit

For the Pre-2006 Venture Contracts:

The guaranteed death benefit is the greatest of:

1. Total Purchase Payments less withdrawals;

2. Greatest Anniversary Value prior to age 81; and

3. Contract Value.

For the Post-2006 Venture, Venture III, Venture Vision, Venture Vantage, Venture 4, Venture 4 Series and Venture 7 Series Contracts:

The guaranteed death benefit is the greater of:

1. Total Purchase Payments less withdrawals; and

2. Contract Value.

Return of Contract Value, less any debt.
IPFL Series Rider Charges* *Current fees may be increased at our discretion.

Income Plus For Life (Annual Step-Up Review): 0.60%

Income Plus For Life - Joint Life (Annual Step-Up Review): 0.60%

Income Plus For Life (Quarterly Step-Up Review): 0.75%

Income Plus For Life - Joint Life (Quarterly Step-Up Review): 0.75%

Income Plus For Life 12.08: 0.85%

Income Plus For Life - Joint Life 12.08: 0.85%

Income Plus For Life 5.09: 0.90%

Income Plus For Life - Joint Life 5.09: 0.90%

Income Plus For Life 1.11: 1.0%

Income Plus For Life - Joint Life 1.11: 1.0%

Income Plus For Life 6.11: 1.0%

Income Plus For Life - Joint Life 6.11: 1.0%

The applicable IPFL Series Rider charge would no longer apply and therefore would no longer be charged.
Optional Guaranteed Death Benefit (“GMDB”) Charges	Annual Step-Up Death Benefit: 0.05%, 0.20% or 0.30% depending on product and Contract effective date. You may or may not have GMDB charges prior to accepting the Offer.	Any Guaranteed Death Benefit charge(s) would no longer apply.

	YOUR CONTRACT PRIOR TO ACCEPTING THE OFFER	YOUR CONTRACT AFTER ACCEPTING THE OFFER

OPTIONAL ENHANCED DEATH BENEFITS
ASDB

The death benefit, which is payable upon the death of any Contract Owner prior to the Maturity Date, is the greatest of:

1.Total Purchase Payments less withdrawals;

2.Current Contract Value; and

3.Highest Contract Value on any Contract Anniversary prior to oldest Owner attaining the age limit below:

Venture: Age 81 for Contracts issued prior to June 2010 or Age 76 for Contracts issued after June 2010 (dates may vary by state)

Venture Vision: Age 81

Venture Vantage: Age 81

Venture III: Age 81

Venture 4: Age 81 or 76, depending on issue state

Venture 4 Series: Age 76

Venture 7 Series: Age 76

ASDB would be terminated, if applicable, and no longer available under your Contract.

IPFL SERIES RIDER DESCRIPTIONS
Income Plus For Life (Annual Step-Up Review) and Income Plus For Life - Joint Life (Annual Step-Up Review)

Benefit Base: originally equal to the initial Purchase Payment. Your Benefit Base increases with Additional Purchase Payments, Step-Ups and Bonuses. Decreases depending on the nature of the withdrawal.

LIA Age: 59 1⁄2 of youngest covered life for both single and Joint Life.

LIA Rate: 5% of the Benefit Base; 4.75% of the Benefit Base for Joint Life.

Bonus: A Bonus is applied to the Benefit Base each year there are no withdrawals and the Bonus amount is greater than the Step-Up amount. Bonus period is 10 years and resets at each Step-Up.

Bonus Rate: 6% - issued prior or equal to 1/16/08.

   7% issued after 1/16/08.

Step-Ups: Locks in the highest Contract Anniversary value. If the Anniversary Value is higher than the Benefit Base, the Benefit Base will step up to match the Anniversary Value. Occurs each year until youngest covered life reaches age 95.

Target Amount: If no withdrawals are made, the Benefit Base will step up to 200% of first year’s Purchase Payments and 100% of Additional Purchase Payments if the Target Amount is greater than current Benefit Base. This will occur on the Target Date, which is the later of 10 years or youngest covered life attaining 69.

None

IPFL SERIES RIDER DESCRIPTIONS	YOUR CONTRACT PRIOR TO ACCEPTING THE OFFER	YOUR CONTRACT AFTER ACCEPTING THE OFFER
Income Plus For Life (Quarterly Step-Up Review) and Income Plus For Life - Joint Life (Quarterly Step-Up Review)

Benefit Base: originally equal to the initial Purchase Payment. Increases with Additional Purchase Payments, Step-Ups and Bonuses. Decreases depending on the nature of the withdrawal.

LIA Age: 58½ for the youngest covered life for both single and Joint Life.

LIA Rate: 5% of the Benefit Base; 4.75% of the Benefit Base for Joint Life.

Bonus: A Bonus is applied to the Benefit Base each year there are no withdrawals and the Bonus amount is greater than the Step-Up amount. Bonus period is 10 years and resets at each Step-Up.

Bonus Rate: 7%.

Step-Ups: Locks in the highest quarterly Anniversary Value on the Contract Anniversary. If the quarterly Anniversary Value is higher than the Benefit Base, the Benefit Base will step up to match the highest quarterly Anniversary Value on the Contract Anniversary. Occurs each year until youngest covered life reaches age 95.

Target Amount: The Benefit Base will step up to the greatest of:

●  200% of first year’s Purchase Payments and 100% of Additional Purchase Payments;

●  200% of the highest quarterly value prior to age 59; or

●  Current Benefit Base.

This will occur on the Target Date, which is the later of 10 years or youngest covered life attaining 69. If withdrawals are taken prior, they will reduce Benefit Base pro-rata.

None
Income Plus For Life 12.08 and Income Plus For Life - Joint Life 12.08

Benefit Base: originally equal to the initial Purchase Payment. Increases with Additional Purchase Payments, Step-Ups and Bonuses. Decreases depending on the nature of the withdrawal.

LIA Age: 58½ for the youngest covered life for both single and Joint Life.

LIA Rate: 5% of the Benefit Base and 4.75% for Joint Life.

Bonus: A Bonus is applied to the Benefit Base each year there are no withdrawals and the Bonus amount is greater than the Step-Up amount. Bonus period is 10 years and resets at each Step-Up.

Bonus Rate: 7%.

Step-Ups: Locks in the highest Contract Anniversary Value. If the Anniversary Value is higher than the Benefit Base, the Benefit Base will step up to match the Anniversary Value. Occurs each year until youngest covered life reaches age 95.

Target Amount: If no withdrawals are made, the Benefit Base will step up to 170% of first year’s Purchase Payments and 100% of Additional Purchase Payments if the Target Amount is greater than current Benefit Base. This will occur on the Target Date, which is the 10th Contract Anniversary.

None

IPFL SERIES RIDER DESCRIPTIONS	YOUR CONTRACT PRIOR TO ACCEPTING THE OFFER	YOUR CONTRACT AFTER ACCEPTING THE OFFER
Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09

Benefit Base: originally equal to the initial Purchase Payment. Increases with Additional Purchase Payments, Step-Ups and Bonuses. Decreases depending on the nature of the withdrawal.

LIA Age: 58 1⁄2 for the youngest covered life for both single and Joint Life.

LIA Rate: 4% of the Benefit Base, 5% at age 65; 3.75% of the Benefit Base, 4.75% at age 65 for Joint Life.

Bonus: A Bonus is applied to the Benefit Base each year there are no withdrawals and the Bonus amount is greater than the Step-Up amount. Bonus period is 10 years and resets at each Step-Up.

Bonus Rate: 5%.

Step-Ups: Locks in the highest Contract Anniversary Value. If the Anniversary Value is higher than the Benefit Base, the Benefit Base will step up to match the Anniversary Value. Occurs each year until the youngest covered life reaches age 95.

None
Income Plus For Life 1.11 and Income Plus For Life - Joint Life 1.11

Benefit Base: originally equal to the initial Purchase Payment. Increases with Additional Purchase Payments, Step-Ups and Bonuses. Decreases depending on the nature of the withdrawal.

LIA Age: 58 1⁄2 for the youngest covered life for both single and Joint Life.

LIA Rate: 4% of the Benefit Base, 5% at age 65; 3.75% of the Benefit Base, 4.75% at age 65 for Joint Life.

Bonus: A Bonus is applied to the Benefit Base each year there are no withdrawals and the Bonus amount is greater than the Step-Up amount. Bonus period is 10 years and resets at each Step-Up.

Bonus Rate: 5%.

Step-Ups: Locks in the highest Contract Anniversary Value. If the Anniversary Value is higher than the Benefit Base, the Benefit Base will step up to match the Anniversary Value. Occurs each year until the youngest covered life reaches age 95.

None
Income Plus For Life 6.11 and Income Plus For Life – Joint Life 6.11

Benefit Base: originally equal to the initial Purchase Payment. Increases with Additional Purchase Payments, Step-Ups and Bonuses. Decreases depending on the nature of the withdrawal.

LIA Age: 58 1⁄2 for the youngest covered life for both single and Joint Life.

LIA Rate: 4% of the Benefit Base, 5% at age 65; 3.75% of the Benefit Base, 4.75% at age 65 for Joint Life.

Bonus: A Bonus is applied to the Benefit Base each year there are no withdrawals and the Bonus amount is greater than the Step-Up amount. Bonus period is 10 years and resets at each Step-Up.

Bonus Rate: 5%. 6% at age 65.

Step-Ups: Locks in the highest Contract Anniversary Value. If the Anniversary Value is higher than the Benefit Base, the Benefit Base will step up to match the Anniversary Value. Occurs each year until the youngest covered life reaches age 95.

None

SCHEDULE B – ADDITIONAL TAX INFORMATION

Important information if you have Pre-Authorized Withdrawals under the Life Expectancy Distribution Program where you receive withdrawals as part of a series of substantially equal periodic payments intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv).

Under federal tax law, an additional 10% penalty tax applies to early distributions of income from either a qualified or nonqualified annuity contract. With respect to both qualified and nonqualified annuity contracts, an exception from the 10% penalty tax applies to distributions which are part of a series of substantially equal periodic payments (“SEPP”) made, not less frequently than annually, for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and a designated beneficiary. This exception from the penalty tax can be lost if there is a modification in the SEPPs, other than by reason of death or disability, before the later of the taxpayer’s reaching age 59 1⁄2 or the close of the 5-year period that began on the date of the first payment. In other words, the SEPPs must continue for the longer of 5 years or until the taxpayer reaches age 59 1⁄2.

When a modification to the SEPPs occurs before the prescribed time, the penalty tax will apply to all the income previously distributed through the series of payments. The penalty tax for the prior payments, plus interest, becomes due for the year in which the modification occurs. For example, assume a taxpayer had taken 4 years of SEPPs in an annual taxable amount of $10,000. A modification would cause the taxpayer to owe the total ($10,000 X 10% X 4) $4,000 penalty tax, plus interest, in the year the modification occurred.

IRS Revenue Ruling 2002-62 provides the guidelines for the methods of calculating SEPPs for qualified annuity contracts. In Notice 2004-15, the IRS announced that the terms of Rev. Rul. 2002-62 would extend to nonqualified annuity contracts as well. Rev. Rul. 2002-62 includes specific guidance on what constitutes a modification of SEPPs, and parts of the definition focus on a change to the taxpayer’s account balance as opposed to a change in actual payments distributed. Rev. Rul. 2002-62 provides that a SEPP modification occurs when there is an addition to the account balance after the valuation date used to determine the SEPPs, with only a narrow exception for those additions attributable to gains and losses. The exception was designed to protect taxpayers from losing favorable tax treatment simply because the normal earnings and losses on the underlying investments affected the account balance. Other additions to the account value constitute a modification to the SEPP with a resultant loss of the exception from the 10% penalty tax.

If a Contract owner accepts the Offer, their IPFL Rider will terminate and the terms of the Contract will thereby change. In exchange, we may credit an Enhancement Amount to the Contract Value. Although the Enhancement Amount is not taxable until withdrawn or otherwise deemed distributed from the Contract, it constitutes an addition to the Contract that does not meet the narrow exception in the Revenue Ruling. It is our belief that accepting the Offer with the Enhancement Amount would, therefore, cause a modification under the SEPP rules and trigger retroactive application of the 10% penalty tax for taxpayers who have not received their SEPPs for at least 5 years and have not yet reached age 59 1⁄2. However, provided that the SEPPs on a Contract have continued for at least 5 years and the taxpayer is currently over 59 1⁄2, then this SEPP modification would not subject the taxpayer to the 10% penalty tax for prior distributions.

You should discuss with your own tax professional the effect accepting the Offer would have on your tax liabilities. Please note that when a modification in SEPPs occurs before the expiration of the 5-year period and the taxpayer’s reaching age 59 1⁄2, the payor must report the current year’s payment as a premature distribution on Form 1099-R. The required change in reporting, from prior year distributions, is to alert the IRS to the fact that a SEPP modification has taken place.